                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): January
20, 1997



                         LITHIUM TECHNOLOGY CORPORATION
        (Exact Name of Small Business Issuer as Specified in Its Charter)




     Delaware                              1-10446            13-3411148
--------------------------------           ------------       -----------------
State or Other Jurisdiction                Commission         IRS Employer
of Incorporation or Organization           File Number        Identification No.

5115 Campus Drive, Plymouth Meeting, PA               19462
---------------------------------------               -----
Address of Principal Executive Offices                Zip Code




       Registrant's telephone number, including area code: (610) 940-6090
                                                           --------------




           Former name or former address, if changed since last report
           -----------------------------------------------------------

Item 9.  Sales of Equity Securities Pursuant to Regulation S and
Related Matters.

     During the period from January 24, 1997 through February 3, 1997, Lithium Technology Corporation (the "Company") issued a total of 175,009 shares of its common stock in connection with the Company's convertible note transaction which was reported in the Company's report on Form 8-K dated October 25, 1996. Of these 175,009 shares, 151,515 shares were issued directly to the Company's two convertible note purchasers (the "Purchasers") as the consideration for the Company's exercise of its option under the applicable Stock Purchase Agreements dated October 23, 1996 (a copy of the form of a Stock Purchase Agreement is attached as Exhibit 10.31 to the Company's Report on Form 8-K, dated October 25,
1996) to extend the maturity date of the convertible notes to February 22, 1997. Of the remaining 23,494 shares issued, 8,249 were issued as of January 20, 1997; 7,415 were issued as of January 27, 1997 and 7,830 were issued as of February 3, 1997. These 23,494 shares were issued pursuant to certain other contingencies contained in the aforementioned Stock Purchase Agreements.

     In addition to such 175,009 shares, the Company also placed in an escrow reserve account 3,463,203 shares of common stock (the "Escrowed Shares"). Pursuant to the terms of the aforementioned Stock Purchase Agreements the Escrowed Shares are to be held in escrow pending the occurrence of certain specified contingencies and, in the event of such contingencies (including the non-payment of the aforementioned convertible notes and the noteholders' election to convert the unpaid notes into the agreed upon quantity of corresponding Escrowed Shares), such shares will be released from escrow and will then be included among the issued and outstanding shares of common stock of the Company.

     The shares were issued, or will be issued, to the Purchasers pursuant to an exemption from registration under Regulation S of the Securities Act of 1933. Neither Purchaser is a "U.S. Person" (as defined in Rule 902(o) of Regulation
S). The common stock was not, and will not be, issued for cash, no underwriter was used, and no underwriter discounts or commissions were paid. The Company issued, or will issue, the common stock pursuant to Rule 903 of Regulation S and qualifies for such an exemption based on the Purchasers' representations set forth in the aforementioned Stock Purchase Agreements including the following: the Company is a Reporting Issuer (as defined in Rule 902(l) of Regulation S); has not made any Directed Selling Efforts (as defined in Rule 902(b) of Regulation S); has implemented Offering Restrictions (as defined in Rule 902(h) of Regulation S); and has not made any offer or sale to any U.S. person or for the account or benefit of any U.S. person.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       LITHIUM TECHNOLOGY CORPORATION



                                       By:  /s/ DAVID J. CADE
                                            -----------------------------------
                                            David J. Cade
                                            President and
                                            Chief Operating Officer

Date:  February 4, 1997




                                        3